                                                                    EXHIBIT 99.5

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                           YEAR ENDED JANUARY 31, 2000
                                   (UNAUDITED)
                                 (In thousands)

                                                                              Pro Forma
                                                            Historical (a)   Adjustments    Pro Forma
                                                            --------------   -----------    ---------
Total revenue ...........................................      $470,422      $ (99,108)(b)  $371,314
                                                               --------      ---------      --------

Operating costs and expenses:
   Cost of sales ........................................       422,351        (85,951)(c)   336,400
   Selling, general and administrative expenses .........        56,801        (18,353)(d)    38,448
   Environmental expense recoveries .....................        (5,501)            --        (5,501)
   Restructuring charges, net ...........................         6,536         (3,444)(e)     3,092
                                                               --------      ---------      --------
   Total operating costs and expenses ...................       480,187       (107,748)      372,439
                                                               --------      ---------      --------
   Operating loss .......................................        (9,765)         8,640        (1,125)

Other expense:
   Other expense, net ...................................          (151)           (25)(e)      (176)
   Interest expense, net ................................       (19,641)         2,000 (f)   (17,641)
                                                               --------      ---------      --------

   Loss before income tax provision, minority interest
       and discontinued operation .......................       (29,557)        10,615       (18,942)
Income tax provision ....................................         3,436           (420)(e)     3,016
                                                               --------      ---------      --------

   Loss before minority interest and
       discontinued operation ...........................       (32,993)        11,035       (21,958)
Minority interest .......................................           135           (135)(e)        --
                                                               --------      ---------      --------
   Loss from continuing operations ......................      $(32,858)     $  10,900      $(21,958)
                                                               ========      =========      ========

----------
(a) Historical figures have been restated to reflect the disposition of GfE's prosthetics company in Morsdorf, Germany, on January 1, 2002.

(b)  Reflects the following:

Total revenue of GfE, MIR, FAG and ABF ............................   $(135,333)
Adjustment of intergroup activity between the above
   companies and the companies retained by Metallurg...............      36,225
                                                                      ---------
                                                                      $ (99,108)
                                                                      =========

(c)  Reflects the following:

Total cost of sales of GfE, MIR, FAG and ABF ......................   $(122,348)
Adjustment of intergroup activity between the above
   companies and the companies retained by Metallurg...............      36,397
                                                                      ---------
                                                                      $ (85,951)
                                                                      =========

(d)  Reflects the following:

Expenses of GfE, MIR, FAG and ABF .................................    $(16,648)
Amortization of goodwill relating to GfE ..........................      (1,705)
                                                                       --------
                                                                       $(18,353)
                                                                       ========

(e)  Reflects activity of GfE, MIR, FAG and ABF.

(f)  Reflects the following:

Reversal of interest expense, net, of GfE, MIR, FAG and ABF .......      $1,326
Reversal of Metallurg's interest income on loans to the above
   companies ......................................................        (288)
Metallurg's interest income on its restructured loan to GfE .......         600
Interest expense, and related amortization of deferred
   issuance costs, on Senior Discount Notes received as
   sale proceeds ..................................................         362
                                                                         ------
                                                                         $2,000
                                                                         ======